Exhibit 10.12

                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS SECOND AMENDMENT ("Amendment") made as of this 29th day of August, 1998 among GRISTEDE'S SLOAN'S, INC., a Delaware corporation having its principal place of business at 823 Eleventh Avenue, New York, New York 10019 (the "Borrower"), each of the Subsidiaries of the Borrower listed on Schedule I annexed to the Agreement (as hereinafter defined) (individually, a "Guarantor" and collectively, the "Guarantors") (the Borrower and the Guarantors, collectively, the "Credit Parties"), EUROPEAN AMERICAN BANK, a New York banking organization, having an office at 335 Madison Avenue, New York, New York 10017 ("EAB" or a "Bank") ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking organization, having an office at 511 Fifth Avenue, New York, New York 10017 ("Israel Discount" or a "Bank"), KEYBANK NATIONAL ASSOCIATION, a national banking association, having an office at 1377 Motor Parkway, Islandia, New York 11768 ("Key" or a "Bank") and BANK LEUMI USA (formerly known as Bank Leumi Trust Company of New York), a New York trust company, having an office at 562 Fifth Avenue, New York, New York 10036 ("Leumi" or a "Bank") and EUROPEAN AMERICAN BANK, as agent for the Banks (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the Credit Parties, the Banks and the Agent have entered into a Loan Agreement dated as of the 7th day of November, 1997, which Loan Agreement has heretofore been amended pursuant to that certain First Amendment dated April 30, 1998 (as so amended, the "Agreement"); and

         WHEREAS, the Banks have made loans to the Borrower as evidenced by certain notes of the Borrower and specifying interest to be paid thereon; and

         WHEREAS, the Credit Parties have requested that the Agent and the Banks amend certain of the financial covenants contained in Section 5.03 of the Agreement; and

         WHEREAS, the Agent and the Banks have agreed to amend certain of the financial covenants contained in Section 5.03 of the Agreement on the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, the Banks and the Agent do hereby agree as follows:

         1. DEFINED TERMS. As used in this Amendment, capitalized terms, unless otherwise defined, shall have the meanings set forth in the Agreement.

         2. REPRESENTATIONS AND WARRANTIES. As an inducement for the Bank to enter into this Amendment, the Credit Parties each represent and warrant as follows:


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         A.       That  with  respect  to  the  Agreement and the Loan Documents executed in connection therewith and herewith:

                           (i) There are no defenses or offsets to the Borrower's or any Guarantor's obligations under the Agreement as amended hereby, the Notes or any of the Loan Documents or any other agreements in favor of the Bank referred to in the Agreement, and if any such defenses or offsets exist without the knowledge of the Borrower or any Guarantor, the same are hereby waived.

                           (ii) All of the  representations  and warranties made
                  by the Borrower and any Guarantor in the Agreement as amended hereby are true and correct in all material respects as if made on the date hereof, except for those made with respect to a particular date, which such representations and warranties are restated as of the date of this Amendment to be true and correct in all material respects as of such date; and provided further that the representations and warranties set forth in
                  Section 4.01(f) of the Agreement shall relate to the audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries for the fiscal year ended November 30, 1997 and the internally prepared consolidated balance sheet of the Borrower and its Consolidated Subsidiaries for the fiscal quarter ended August 30, 1998.

                           (iii) The outstanding  aggregate principal balance of
                  the Loans as evidenced by the Notes is $21,836,074.67 as of October 1, 1998 and interest has been paid through October 1, 1998.

         3.  AMENDMENTS.  The  following  amendments  are  hereby  made  to  the
Agreement:

                  (a)  The  definition  of   Consolidated   Tangible  Net  Worth
contained in the Agreement is hereby deleted in its entirety and replaced as follows:

                  "Consolidated Tangible Net Worth" means, as to any Person, the excess of (i) (a) such Person's Consolidated Total Assets, less all intangible assets properly classified as such in accordance with GAAP, including, but without limitation, patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, permits and goodwill, plus (b) such Person's Consolidated Subordinated Debt, over (ii) such Person's Consolidated Total Liabilities."

                  (b) Section 5.03(c) of the Agreement is hereby deleted in its entirety and replaced as follows:


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                  "(c)     Leverage Ratio.  The Borrower and the Guarantors will
                  at  all  times  maintain  a  Leverage   Ratio,  to  be  tested
                  quarterly, of not greater than the following:

                           Period                             Leverage Ratio
                  ------------------------------              --------------
                  From the date of the Agreement              3.00 to 1.00
                  until August 30, 1998

                  From August 31, 1998 until                  2.50 to 1.00
                  May 29, 1999

                  From May 30, 1999 until                     2.25 to 1.00
                  May 27, 2000

                  From May 28, 2000 and                       2.00 to 1.00
                  thereafter."


                  (c) Section 5.03(d) of the Agreement is hereby deleted in its entirety and replaced as follows:

                  "(d) FUNDED DEBT-TO-EBITDA-RATIO. The Borrower and Guarantors will maintain at all times on a consolidated basis, a Funded Debt to EBITDA Ratio, to be tested quarterly, of not greater than the following:

                         Period                      Funded Debt to BBITDA Ratio
                  ------------------------           ---------------------------
                  From  November  29, 1998                    2.50 to 1.00
                  until August 28, 1999

                  From August 29, 1999                        2.25 to 1.00
                  until August 26, 2000

                  From August 27, 2000                        2.00 to 1.00
                  and thereafter."


                  (d) Section 5.03(e) of the Agreement is hereby deleted in its entirety and replaced as follows:

                  "(e) FIXED CHANGE COVERAGE RATIO. The Borrower and Guarantors will maintain at all times (other than for the fiscal quarter ending August 30, 1998), beginning with the fiscal quarter ending May 31, 1998, on a consolidated basis, a minimum Fixed Charge Coverage Ratio of not less than 1.25 to 1.0, such ratio to be tested quarterly. The Borrower and Guarantors will maintain at all times on a consolidated basis during the fiscal quarter ending August 30, 1998, a minimum Fixed Charge Coverage Ratio of not less than 1.10 to 1.0."

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         4.   EFFECTIVNESS.  This  Amendment  shall  become  effective  upon the occurrence of the following events and the receipt and satisfactory review by the Agent and its counsel of the following documents:

              (a) The Agent and each Bank shall have received this Amendment, duly executed by the Borrower and each Guarantor.

              (b) The Agent shall have received copies of any and all modifications of the documentation referred to in Section 3.01 of the Agreement which could result in a Material Adverse Change.

              (c) The Agent shall have been paid, on behalf of the Banks, an amendment fee in the amount of $10,000.00.

         5. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         7. RATIFICATION. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions. The Agreement and all other Loan Documents executed in connection therewith, as amended hereby, are in all respects ratified and confirmed.

         8. WAIVER OF JURY TRIAL. The Borrower, each Guarantor, the Agent and the Banks waive all rights to trial by jury on any cause of action directly or indirectly involving the terms, covenants or conditions of this Amendment or any Loan Document.

                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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              IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Amendment as of the year and date first above written.

EUROPEAN AMERICAN BANK, as Agent
By:   /s/ George L. Stirling
    -----------------------------
     George L. Stirling
     Vice President


EUROPEAN AMERICAN BANK

By:   /s/ George L. Stirling
    -----------------------------
     George L. Stirling
     Vice President


ISRAEL DISCOUNT BANK OF NEW YORK
By:   /s/ Scott Fishbein
    -----------------------------
Name:  Scott Fishbein
Title: Vice President

By:   /s/ Lisa Baum
    -----------------------------
Name:  Lisa Baum
Title: Senior Vice President


KEYBANK NATIONAL ASSOCIATION
By:   /s/ Joseph Burns
    -----------------------------
Name:   Joseph Burns
Title:  Vice President


BANK LEUMI USA
By:   /s/ Richard Silverstein
    -----------------------------
Name:   Richard Silverstein
Title:  First Vice President

By:   /s/ Joseph Koenigsberg
    -----------------------------
Name:   Joseph Koenigsberg
Title:  Vice President


GRISTEDE'S SLOAN'S, INC.
By:   /s/ John Catsimatidis
    -----------------------------
     John Catsimatidis
     Chief Executive officer


CITY PRODUCE OPERATING CORP.
By:   /s/ John Catsimatidis
    -----------------------------
     John Catsimatidis
     President

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GRISTEDE'S OPERATING CORP
By:   /s/ John Catsimatidis
    -----------------------------
     John Catsimatidis
     President


NAMDOR INC.
By:   /s/ John Catsimatidis
    -----------------------------
     John Catsimatidis
     President


RAS OPERATING CORP.
By:   /s/ John Catsimatidis
    -----------------------------
     John Catsimatidis
     President


SAC OPERATING CORP.
By:   /s/ John Catsimatidis
    -----------------------------
     John Catsimatidis
     President


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